SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2014 (December 10, 2013)

TRULI MEDIA GROUP, INC.

(Exact name of registrant as specified in Charter)

Oklahoma	000-53641	26-3090646
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

115 Chalette Drive
Beverly Hills, CA 90210

 (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 274-0224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 10, 2013 Dr. Varun Soni informed the Company that he would be resigning as a director effective January 1, 2014.  On January 1, 2014, the Board accepted the resignation of Varun Soni, Ph.D. as a Director of the Company.  Dr. Soni’s decision to resign from the Board of the Company was not based upon any disagreement with the Company on any matter relating to the Company's operations, policies or practices as contemplated by Item 5.02(a) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2014

TRULI MEDIA GROUP, Inc.

By:	/s/ Michael Jay Solomon
Michael Jay Solomon Chief Executive Officer